Business combinations	12 Months Ended
Dec. 31, 2017
Disclosure of detailed information about business combination [abstract]
Business combinations
4.	Business combinations

On July 3, 2014, the Company entered into an arrangement whereby it acquired a minority interest in a pharmaceutical manufacturing business known as Apicore, along with an option to acquire all of the remaining issued shares of Apicore prior to July 3, 2017. Specifically, the Company acquired a 6.09% equity interest (5.33% on a fully diluted basis) in two newly formed holding companies of which Apicore LLC and Apicore US LLC (together, “Apicore”) will be wholly owned operating subsidiaries. Apicore was a private, New Jersey based developer and manufacturer of specialty API and pharmaceuticals specializing in the manufacturing of difficult to synthesize and other niche APIs for many United States and international generic and branded pharmaceutical companies. The Company's equity interest and certain other rights, including the option rights acquired, were obtained by the Company for services provided in its lead role in structuring a U.S.$22.5 million majority interest purchase and financing of Apicore. There was no cash consideration in connection with the acquisition of the minority interest in Apicore, with the exception of costs incurred by the Company in relation to the transaction which totaled $167,672.

The Company had a contractual obligation to assist in funding the resolution of certain specified damages if they were encountered before July 3, 2016, not to exceed U.S.$5 million. The specified mechanism for the Company to fulfill this obligation was through the purchase of a portion of the equity of Apicore at a specified, discounted price per share. The occurrence of any of the specified damages that would precipitate such a purchase was not anticipated by the Company nor did any obligation arise prior to July 3, 2016, therefore no amount had been recorded in the Company’s consolidated financial statements in this regard.

Subsequent to July 3, 2014, Apicore granted stock options to certain members of its management team and Board of Directors, as well as certain of its employees and 25,000 of these stock options were exercised prior to December 1, 2016. Additionally, subsequent to July 3, 2014 and prior to December 1, 2016, Apicore issued 145,733 Series A-1 preferred shares. These issuances resulted in the Company’s ownership being diluted to 5.97% (4.82% fully diluted) as at November 30, 2016.

As at July 3, 2014, the investment in Apicore was initially valued at $1,276,849 and subsequently measured at amortized cost and the option rights received were recorded at a fair value of $275,922 and subsequently revalued at each reporting date to fair value. Immediately prior to the Company exercising certain option rights on December 1, 2016 to acquire a controlling interest in Apicore, the investment in Apicore was recorded at $6,418,867. The increase in value of $4,895,573 was recorded on the consolidated statement of net income and comprehensive income for the year ended December 31, 2016, within income from discontinued operations. In addition, immediately prior to the exercise of certain option rights to acquire a controlling interest in Apicore, the derivative representing the value associated to the option rights was revalued to its fair value of $20,788,011. The change in the value of the option rights of $20,560,440 was recorded in the consolidated statement of net income and comprehensive income for the year ended December 31, 2016 within income from discontinued operations.

On December 1, 2016, the Company exercised certain option rights that resulted in the Company acquiring a majority interest in Apicore. The transaction was accounted for as a business combination achieved in stages. The exercise of certain options resulted in the Company acquiring 4,717,000 Series A preferred shares and 1,250,000 Class D warrants in Apicore in exchange for U.S.$33,750,000 cash, increasing the Company’s ownership in Apicore to 64% (approximately 60% on a fully diluted basis). The Company retained option rights to purchase the issued Class C common shares in Apicore until July 3, 2017, which represent 39% of the outstanding Apicore shares, which was subsequently exercised on July 12, 2017 after reaching an agreement to extend the option expiry date. In addition, Apicore had issued and outstanding Series A-1 preferred shares representing 2% of the outstanding shares which were subsequently redeemed prior to the sale transaction, which occurred on October 2, 2017. Finally, Apicore’s Class E shares were reserved for the exercise of employee stock options. At December 1, 2016, 25,000 Class E shares, were issued and outstanding and 447,500 options became fully vested on the change in control with Apicore’s then directors and employees holding a right to put the outstanding Apicore Class E shares and options to the Company upon the change in control. The remaining Apicore stock options outstanding of 400,000 were unaffected by the change of control and fully vested in 2017.

As the transaction was accounted for as a business combination achieved in steps, on acquiring control of Apicore, the Company revalued its previous interest in Apicore at fair value on the date of control and recognized a gain on step acquisition.

Determination of the gain was as follows:

Fair value of 6.07% interest on December 1, 2016	$6,418,867
Carrying value of 6.07% interest prior to control	1,523,294
Gain on step acquisition	$4,895,573

For purposes of assessing the assets acquired and liabilities assumed, the Apicore Series A-1 preferred shares were classified as a liability on the basis of the holder’s redemption right. The Apicore Series A-1 preferred shares were redeemable by the holder after December 31, 2019 in three annual instalments at the greater of a fixed price per share and the fair value of the shares at the redemption date, however an agreement to redeem the shares was completed on September 29, 2017 at an agreed upon price. The Class E common shares issued and the outstanding 497,500 Apicore options over Apicore Class E common shares with a put feature were classified as a liability to repurchase Apicore Class E shares based on the fixed redemption price upon the change in control. The remaining Apicore options outstanding were recorded in equity as a non-controlling interest. The Company’s call option over Apicore’s Class C common shares provided Medicure with present access to the returns associated with the related ownership interest as the option price is fixed with an exercise price below fair value and the parties have agreed that no dividends will be paid to other shareholders until July 3, 2017. Therefore, the Company accounted for the acquisition as if it had acquired all the outstanding interests of Apicore and recognized a derivative option on Apicore Class C shares under the call option. As a result, 100% of the financial results of Apicore were included in the Company’s consolidated financial statements as of the date of acquisition.

The fair value of the assets acquired and the liabilities assumed were determined on a provisional basis and were based on information that was currently available to the Company at the time. Additional information was being gathered to finalize these provisional measurements, particularly with respect to intangible assets, property, plant and equipment, inventory, deferred revenue and deferred taxes. Accordingly, the measurement of the assets acquired and liabilities assumed could have changed upon finalization of the Company’s valuations and completion of the purchase price allocation which occurred within one year of the acquisition date resulting in no changes to the provisional amounts previously recognized below. The following table summarized the fair values of the identifiable assets and liabilities as at the date of the acquisition:

Net assets acquired
Cash and cash equivalents	$3,611,307
Accounts receivable	3,202,471
Inventories	12,299,051
Prepaid expenses	698,115
Property, plant and equipment	9,795,629
Intangible assets	101,712,420
Goodwill	47,485,572
Other assets	160,662
Accounts payable and accrued liabilities	(9,831,337)
Short-term borrowings	(1,051,309)
Deferred revenue	(1,544,335)
Long-term debt	(13,655,679)
Finance lease obligations	(342,153)
Fair value of Apicore Series A-1 preferred shares	(1,755,530)
Other long-term liabilities	(136,827)
Deferred tax liabilities	(37,749,605)
Net assets acquired	$112,898,452

Summary of purchase consideration
Cash paid	$45,322,853
Due to vendor	2,759,507
Exercise of Apicore derivative	20,788,011
Fair value of 6.07% interest held	6,418,867
Non-controlling interest	2,069,409
Derivative option on Apicore Class C shares	32,901,006
Liability to repurchase Apicore Class E shares	2,638,799
Purchase consideration	$112,898,452

There were no changes between the provisional fair values of the identifiable assets and liabilities as at the date of the acquisition and the fair values in the final purchase price allocation. In the final purchase price allocation, the intangible assets acquired were allocated amongst the specifically identifiable intangible assets that were acquired as disclosed in note 9.

Transaction costs relating to the Apicore acquisition recorded in the year ended December 31, 2016 were $126,923 and were included in selling, general and administrative expenses for the year ended December 31, 2016.

From the date of acquisition to December 31, 2016, Apicore contributed to the 2016 results $7.8 million of revenue and $0.6 million of net loss before income taxes. If the acquisition had taken place as at January 1, 2016, revenue in 2016 would have increased by $31.6 million and net income before income taxes in 2016 would have been reduced by approximately $2.0 million.

During the year ended December 31, 2017, employees and former directors of Apicore exercised 292,500 stock options to acquire 292,500 Class E common shares of Apicore for gross proceeds to the Company of U.S.$280,125. These shares, as well as 112,500 Class E common shares previously issued for gross proceeds of U.S.$48,375 were then purchased by the Company upon the employees and former directors exercising their put right to the Company. This resulted in the Company acquiring 405,000 Class E common shares of Apicore for a total cost of U.S.$1,974,772 during 2017. As a result of the employees and former directors exercising their put right to the Company, the liability to repurchase Apicore Class E common shares on the statement of financial position was reduced.

On July 3, 2017, the remaining employee put options over 117,500 Class E shares, to be issued upon the exercise of stock options, of Apicore expired without being exercised by the employees and the value of these options, totaling $615,381, was reclassified as a non-controlling interest. As a result, there remained 517,500 stock options in Apicore Inc. outstanding prior to the sale transaction which occurred on October 2, 2017.

On July 3, 2017, the Company announced that its option to acquire the Class C common shares of Apicore was extended and on July 10, 2017 the Company exercised its option to acquire the Class C common shares of Apicore and closed the acquisition on July 12, 2017 for a consideration of U.S.$24,543,715 which resulted in the Company owning 98% of the issued shares of Apicore (94% on a fully diluted basis). The funds to exercise the additional option were obtained from Apicore's business which included API sales, abbreviated New Drug Application (“ANDA”) development partnership payments, and royalty and upfront payments from ANDA commercial partnerships.

On September 29, 2017, the Series A-1 preferred shareholders redeemed all of the issued and outstanding Series A-1 preferred shares, after reaching an agreement with Apicore regarding the value of the shares. As a result of the transaction, the Series A-1 preferred shares were valued at U.S.$2,300,000 with payments being made to the Series A-1 preferred shareholders in connection with the sale transaction described in note 5.